SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549
                                  __________

                                   FORM 8-K


                               CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported)      JUNE 2, 1999


                   APARTMENT INVESTMENT AND MANAGEMENT COMPANY
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


            MARYLAND                 1-13232             84-1259577
   ----------------------------    ------------      -------------------
   (State or other jurisdiction    (Commission        (I.R.S. Employer
       of incorporation or         File Number)      Identification No.)
          organization)


    1873 SOUTH BELLAIRE STREET, SUITE 1700, DENVER, CO      80222-4348
    ------------------------------------------------------------------
      (Address of principal executive offices)              (Zip Code)


    Registrant's telephone number, including area code    (303) 757-8101


                              NOT APPLICABLE
        -------------------------------------------------------------
        (Former name or Former Address, if Changed Since Last Report)


 ITEM 5.  OTHER EVENTS.

         On May 28, 1999, Apartment Investment and Management Company, a Maryland corporation ("AIMCO"), sold five million shares of Class L Convertible Cumulative Preferred Stock (the "Preferred Stock") to GE Captial Equity Investments, Inc for $125 million. The press release of AIMCO, attached hereto as Exhibit 99.1, relating to the sale of the Preferred Stock, is incorporated herein by reference.

 ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

     (c)  Exhibits.

         The following exhibit is filed with this report:

         Exhibit
          Number     Description
         -------     -----------

           99.1      Press Release of AIMCO, dated June 2, 1999.



                                 SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    APARTMENT INVESTMENT AND
                                    MANAGEMENT COMPANY


 Date:  June 3, 1999                By: /s/ Peter K. Kompaniez
                                        -----------------------------
                                        Peter K. Kompaniez
                                        President and Vice Chairman



                               EXHIBIT INDEX

 Exhibit
 Number    Description
 -------   -----------
 99.1      Press Release of AIMCO, dated June 2, 1999.